Exhibit 99.1

EX99_1

Buckingham Research Boston June 23, 2004

Attending Today

Joseph D. Rupp – President and Chief Executive Officer

Anthony W. Ruggiero – Exec. VP and CFO

John L. McIntosh -- President, Chlor Alkali Products

John E. Fischer – Vice President, Finance

Richard E. Koch – Vice President, Investor Relations and Public Affairs

Company Overview

Olin

Year Ending Dec. 2003

Revenue: $1,586

Op. Inc.: 53

Metals

Specialty Copper-Based Products and Related Engineered Materials

Revenue: $883

Op. Inc.: 11

Chlor Alkali

North American Producer of Chlorine and Caustic Soda

Revenue: $400

Op. Inc.: 63

Winchester

North American Producer of Ammunition

Revenue: $303

Op. Inc.: 22

All financials are for the year ending 2003 and in millions of U.S. dollars. Operating income for 2003 excludes the 2003 restructuring charge of $31 million pretax. See reconciliation in the background slides of this presentation. Additional information is available on Olin’s website www.olin.com in the Investor Relations section. Corporate/Other segment had a loss of $43 million in 2003.

Olin Corporate Strategy

Olin Corporation Goal: Superior Shareholder Returns

TRS in Top Third S&P Mid Cap 400

ROCE Over Cost of Capital Over the Cycle

Focused Portfolio of Businesses

Improve Profitability of the Metals Business

Increase the Value of and Generate Cash From Chlor Alkali

Leverage Winchester’s Strengths

Global Market Leadership

#1 or #2 in the Markets We Choose to Serve

Strong Technical Innovation in Metals and Winchester

Increase Metal’s Worldwide Presence

Operational Excellence

A Low Cost Producer in Our Strategic Businesses

Continuous Improvement in Operating Margins

Investment Highlights

Significant Operating Leverage

Chlor Alkali Selling Prices Forecast to Improve Sequentially as Year Progresses Particularly as a Result of Higher Caustic Prices

A Better Economy Is Expected to Improve Metals Results

Winchester Has Additional Earnings Potential from Defense Related Opportunities

First Quarter 2004

Sales Increased 25% vs. 2003

Earnings Per Share, Without Restructuring and Other Charges, Were $0.13 in ‘04 vs. $0.09 in ‘03. (See Non-GAAP Reconciliation at End of Presentation.)

Restructuring Charge of $0.09 Per Share in 1Q’04 Associated With Previously Announced Corporate Relocation Reduced EPS to $0.04

Second Quarter 2004

Yesterday We Raised Our EPS Projection From Breakeven to $0.10 Per Diluted Share Range

Costs Associated With the Fire at East Alton, IL Were $0.05 Per Share; Lower Than Expected

Announced a Gain of $0.05 Per Share Related to the Sale of Aegis

Full-Year Fire Costs Realized in the Second Qtr.

Hot Mill Returned to Normal Operation on Schedule in Mid May

Production Ramped up More Rapidly Than Expected

Inventory Levels Returning to Normal Earlier Than Expected

Metals

Olin is Leading Manufacturer of Copper Alloy Strip and Brass Rod in the U.S.

Large Size Provides Economies of Scale and Manufacturing Efficiencies

Olin Possesses Leading Technology Position

Olin is the Leading Copper Based Sheet and Strip Distributor in the U.S.

Metals

Significant Earnings Leverage as a Result of Cost Cutting and Capacity Rationalization

As the Following Slides Show, 2001, 2002 and 2003 Were Well Below Historical Consumption

In the First Quarter of 2004, Demand Increased Year-Over-Year for Both Sheet and Rod Products

1Q’04 Metals Income Increased

First Quarter 2004 vs. 2003

Sales Increased 41% From $222 Million in 1Q’03 to $314 Million in 1Q’04

Shipment Volumes Increased 13%

Higher Copper Prices and Product Mix Accounted for 28%

Operating Income Increased From $3.4 Million in 1Q’03 to $14.7 Million in 1Q’04

Shipments to Automotive Segment up 3%, Coinage up 79%, Electronics up 18%, Ammunition Approximately Doubled

Second Quarter Industry Demand Strengthening

Demand for Strip and Rod Has Been Growing

Second Quarter Metals Volumes Up at Least 10% Over Last Year

Rod May Be Stronger

U.S. Strip Consumption

In MM Pounds

1800 1600 1400 1200 1000 800 600 400 200 0

1998 1999 2000 2001 2002 2003

We believe the normalized consumption is somewhat below 1.3 billion pounds per year. If 2004 consumption continues at same rate of growth as it has had through April, it will be approx. 1.2 billion pounds.

U.S. Brass Rod Consumption

In MM Pounds

1200 1000 800 600 400 200 0

1998 1999 2000 2001 2002 2003

If 2004 consumption continues at same rate of growth as it has had through April, it will be approx. 900 million pounds.

16

China Joint Venture

Olin-Loutong Metals (GZ) Ltd., Co.

Distribution Center in Guangzhou, China

Will Process and Distribute Both Olin and Luoyang’s Copper Alloy Products

Became Operational in 1Q’04

Metals Summary

We See Improving Macro-Economic Factors

Historically our Businesses Generally Lag the Recovery by About Six Months

Lead Times and Visibility Have Improved

Improved Volumes and Aggressive Cost Reductions Will Improve Profits

Winchester Products

Products

Winchester ® sporting ammunition — shot-shells, small caliber centerfire & rimfire ammunition

Small caliber military ammunition

Industrial products — 8 gauge loads & powder-actuated tool loads

End Uses

Hunters & recreational shooters, law enforcement agencies

Infantry and mounted weapons

Maintenance applications in power & concrete industries, powder-actuated tools in construction industry

19

Winchester

First Quarter 2004 vs. 2003

Sales Up 6% From $71 Million in 1Q’03 to $75 Million in 1Q’04 Primarily Due to Higher Commercial Demand

Operating Income Increased to $6.1 Million, From $5.9 million in 1Q’03

Higher Commercial Sales Offset in Part by Increased Manufacturing Costs

Rimfire

To Improve Its Competitive Position, Winchester is Considering Relocating Its Rimfire Manufacturing Operation from East Alton

No Final Geographic Decision Made As Yet

Winchester’s Military Business Is Growing

In May 2004, Winchester began deliveries of 5.56 mm M855 Ball ammunition as part of a $18 million contract.

Winchester has recently been awarded a $6.5 million contract by the US Army to produce 7.62 mm M80 Ball linked ammunition with deliveries beginning in 2005 and continuing through a portion of 2006.

Teamed with General Dynamics to Respond to Growing Need for Small-Caliber Ammunition

Chlor Alkali Products

First Quarter 2004 vs. 2003

Olin ECU Prices Were Below 1Q’03 ($300 vs. $315) Due to Falling Caustic Prices

Demand Was Higher 1Q’04

23

Olin Chlor Alkali Factors

Olin Operating Rates Expected to Be at Capacity (ex. Planned Outages) in 2Q’04

Olin’s Electricity Costs, a Key Component of Manufacturing Costs, Have Remained Relatively Stable Over Time, But Have Shown Some Seasonal Increase

High Gas Prices Impacting Other Chlor Alkali Producers May Cause Prices to Increase

($1 / MMBTU = $25-$35 / ECU)

Olin Has Leading Capacity Share in Eastern U.S.

Total Industry Capacity

Bayer 2%

Mexichem 2%

Georgia Gulf 3%

Vulcan 6%

Pioneer 5%

Formosa 6%

Olin 9%

PPG 12%

Occidental 19%

Dow 31%

Other 5%

Source: CMAI Chlor Alkali Report

4th Overall in U.S. Capacity

#1 Capacity Share East of the Mississippi River

Strong Regional Supplier of Caustic and Chlorine

Olin Has 1.22 Million ECU Capacity Per Year (1)

A $10 / ECU Change Equates to an $12 Million Change in Pretax Income at Full Capacity, or $.11 per share @ 40% tax rate

(1) Includes Olin’s share of Sunbelt joint venture

U. S. Chlorine Uses

2003 Demand

Inorganics 5%

Organics 28%

Chlorinated Intermediates 9%

Vinyl 39%

Water 5%

Pulp & Paper 1%

Other 13%

Source: CMAI

U.S.

Chlorine Segment Growth

2003 - 2008

2.8%

2.1%

-0.7%

1.3%

1.8%

0.1%

-0.3%

1.0% AAGR

Other Water P&P Inorganics Organics Urethanes Vinyl

(100) - 100 200 300 400

Annual Demand Increase (‘000 ST/Y)

%s are Segment Annual Growth

CMAI Data

U. S. Caustic Soda Demand

2003

P&P 26%

Others 10%

Soaps/Detergents/Textiles 11%

Inorganic 23%

Organic 24%

Water 3%

Alumina 3%

Source: CMAI

U.S.

Caustic Segment Growth

2003—2008

1.3% AAGR

-2.5%

3.2%

1.7%

1.5%

-1.5%

2.2%

0.0%

0.3%

(200) (100) - 100 200 300 400

Net Exports Other Water Inorganics Textile Organics Alumina P&P

%s are Segment Annual Growth

Annual Demand Increase (‘000 ST/Y)

CMAI Data

Key Changes in Market Segment Growth 2003—2008

Chlorine

EDC, PVC exports from US expected to be reduced due to current and future projections for US energy pricing

Caustic

Capacity increases in Middle East and Far East expected to reduce US exports of caustic

Net export category reflects increased import activity especially on West Coast

Industry Highlights

Chlorine demand remained relatively flat in 2003, but operating rates improved with industry rationalization continuing

The 2003 average ECU pricing rose some $120 over the 2002 low point despite weakening caustic values in the second half of 2003

North American chlor alkali capacity was reduced by 12% from the peak of 2000 levels

The manufacturing chemical industry has returned to positive growth

Chlor-Alkali producers continue to experience significant margin squeeze because of increasing costs in energy and transportation

U.S. Chlor Alkali Forecast

North American Chlor Alkali Capacity Reductions Since 2000

Company Location Short Tons as Chlorine

Dow Plaquemine, LA 385,000

Oxy Vinyls LP Deer Park, TX 382,800

Pioneer Tacoma, WA 226,600

Atofina Portland, OR 224,400

La Roche Gramercy, LA 198,000

Dow Ft. Saskatchewan 159,500

Holtra Chem Orington, ME 80,300

Cedar Chem Vicksburg, MS 49,500

Oregon Albany, OR 5,500

Metallurgical Oremet)

OXY Delaware City, DE 80,000

Formosa Plastics Baton Rouge, LA 260,000

Total Reductions 2,051,600

North American Chlor Alkali Capacity Expansions Since 2000

Company Location Short Tons as Chlorine

Vulcan C-A Geismer, LA 214,500

Westlake Calvert City, KY 48,400

Oxy Muscle Shoals, AL 13,200

Oxy Delaware City, DE 4,400

Oxy Mobile, AL 4,400

SunBelt Mobile, AL 40,000

Total Additions 324,900

Reductions 2,051,600

Additions (324,900)

Total Reductions 1,726,700

Source: CMAI

CMAI Estimates of ECU Prices*

(For Chlorine to Chemicals and Diaphragm Grade Caustic)

$500 $450 $400 $350 $300 $250 $200 $150 $100 $50 $0

1999 2000 2001 2002 2003 2004 2005 2006 2007 2008

* ECU Prices Before Freight and Other Allowances

Recent Price Increase Announcements Generally Consistent with CMAI Forecast

Late April: Caustic $ 50 per ton for Commercial Grade; Higher Amounts for Other Grades

Late May: Caustic $ 45 Additional

Late May: Chlorine $20 Additional to Record High CMAI Contract Levels

Announcements Are Effective Immediately or as Contracts Permit

Increases Will Be Implemented as Market Supply and Demand Dictate

Industry Operating Rate was 99% in April, per Chlorine Institute

Impact Of High Chlorine Prices On Chlor Alkali Profitability

Chlorine Buyers are Highly Concentrated

Large Chlorine Users Have Contractual Caps and /or Discounts Which Dampen Impact of Price Increases at High End of Contract Range

Chlorine Contracts are Multi-Year and Recognize Cycle Pricing Trends

Caustic Price Increases Are A Key to Higher ECU Values

Historically, Olin’s Chlor Alkali Business Has Seen Peak Earnings During Times of High Caustic Prices

Caustic Customers are Smaller and More Numerous

Caustic Demand Improvement Normally Lags Chlorine by Six Months

Olin Sells 10% More Caustic Than Chlorine

Proximity to Customers Creates a Freight Advantage

Olin’s Chlor Alkali Strategy

Be the Preferred Supplier to the Merchant Chlor- Alkali Customers

Continue to Drive Cost Improvements Through Manufacturing and Logistic Optimization

Continue Our Partnership Philosophy With Our Customers

Significant Opportunities to Increase the Value of the Business (Bleach, HCl and KOH) at Modest Capital Cost

Be a Strong Cash Generator and Value Enhancer to Olin Corporation

Second Quarter Update

($ millions) Est. Pretax Income Est. Net

Income (1) Est. EPS (2)

April 29 Forecast $10 $6 $0.10

Impact of Fire (10) (6) (0.10)

May 3 Forecast 0 0 0.00

Gain on Sale of Aegis 5 3 0.05

Change in

Impact of Fire 5 3 0.05

Assumes 41% effective tax rate

Based on approximately 70 million shares outstanding

Current Forecast $10 $6 $0.10

Financial Highlights

February Stock Issuance Strengthened Balance Sheet and Increased Financial Flexibility

$125 Million Pension Contribution Made in February 2004

Possible Additional $40 Million Voluntary Contribution in 2005

Expected Debt Repayments of $27 Million in 2004 and $52 Million in 2005

Financial Highlights(continued)

Pension Expense Increasing Over 2003 and Expected to Increase Approximately $10 Million Per Year Through 2007

Projected 2004 Effective Tax Rate of 41%

Commitment to Investment Grade Credit Rating

Capital Spending Levels Expected to Continue at Less Than Depreciation

Cap. Ex. and D&A

76 78

1997

78 78

1998

73 80 1999

95081 2000 65 87 2001 41 88 2002 55 82 2003 67 77 2004E

Investment Rationale

Potential for Improved Performance Based On:

Higher Expected ECU Prices in the Next Several Years

An Improved Economy Is Expected to Improve Metals Results

Winchester Participation in Increased Military Spending

Strong Financial Discipline

Commitment to Investment Grade Rating

Dividend for 310 Consecutive Quarters

Yield @ $16.00 = 5%; @ $20.00 = 4%

Corporate Office Moves

Closing Norwalk, CT Headquarters and Moving by End of 2004

Decision Driven By Organizational, Strategic, Economic Reasons

One-time Costs of Approximately $12 Million; Annualized Savings of about $6 Million

Forward-Looking Statements

This presentation contains estimates of future performance, which are forward-looking statements and results could differ materially from those anticipated in the forward-looking statements. Some of the factors that could cause actual results to differ are described in the business and outlook sections of Olin’s Form 10-K for the year ended December 31, 2003 and in Olin’s First Quarter 2004 Earnings Release. These reports are filed with the U.S. Securities and Exchange Commission.

Proud Heritage …

Promising Future

The Following Slides Are Provided as Background Information and Come Primarily from Previous Presentations. These Slides May or May Not Be Used in the Presentation. In Some Cases, They Are Duplicate Slides From What Was Covered in the Above Slides.

Profit Summary From Earnings Release (a)

First Quarter—2004

Operating Pretax Tax Net Diluted Effective

Income Income Expense Income EPS Tax rate(b)

As Reported $9.2 $5.2 $2.3 $2.9 $0.04 44%

Restructuring Charge (c) 8.9 8.9 3.5 5.4 0.09 39%

As Adjusted $18.1 $14.1 $5.8 $8.3 $0.13 41%

Average Diluted Shares 64.4

Profit Summary From Earnings Release (a)

First Quarter—2003

Operating Pretax Net Diluted

Income(Loss) Income (Loss) Income(Loss) EPS

As Reported ($14.7) ($19.7) ($39.0) ($0.67)

Accounting Change (d) - - 25.4 0.44

Restructuring Charge (c) 29.0 29.0 18.7 0.32

As Adjusted $14.3 $9.3 $5.1 $0.09

Average Diluted Shares 57.8

Profit Summary From Earnings Release (a)

(a) Unaudited

(b) The effective tax rate is defined as tax expense divided by pretax income.

(c) Reflects the restructuring charge in 2004 for the relocation of our corporate headquarters and the restructuring charge in 2003 for the shutdown of our Indianapolis Brass mill and certain other actions. (d) Reflects the cumulative charge for the adoption of SFAS 143, “Accounting for Asset Retirement Obligations,” which we adopted on January 1, 2003.

Definition of Segment Operating Income

Olin defines segment operating income (loss) as earnings (loss) before interest expense, interest income, other income, restructuring charges and income taxes and includes the operating results of non-consolidated affiliates.

Profit Summary From Earnings Release

(In millions, except EPS)

The following table summarizes the significant unusual items impacting the reported operating results. Management monitors earnings per share excluding unusual items such as restructuring charges, unusual charges/credits and accounting changes. Management believes that these items are unique and are not part of the ongoing business results. Management believes that providing this information to investors will better enable them to understand our historical and future trends by excluding these items from our results. The table below reconciles operating income/(loss), pretax income/(loss), net income/(loss) and diluted earnings per share on a generally accepted accounting principles basis, as reflected in our Consolidated Statements of Income, to diluted earnings per share as adjusted for each of the unusual items.

On September 2002 we completed our acquisition of Chase Industries. The acquisition was accounted for using the purchase method of accounting. Accordingly, the operating results of Chase have been included in the accompanying financial statements since the date of acquisition. We believe that a meaningful analysis of our financial performance requires that we exclude the Chase operating results when comparing results in 2003 to results in 2002 that do not include Chase. In order to assist investors in analyzing comparable results, we have included sales and income before taxes of Chase in footnote b in the segment information table for each period since the date of the acquisition.

Profit Summary From Earnings Release

Full Year—2003

Operating Pretax Net Diluted

Income/(Loss) Income/(Loss) Income/(Loss) EPS

As Reported $21.8 $5.5 ($24.1) ($0.42)

Accounting Change (d) - - 25.4 0.44

Restructuring Charge (b) 30.8 30.8 19.8 0.34

As Adjusted $52.6 $36.3 $21.1 $0.36

Average Diluted Shares 58.3

Full Year—2002

Operating Pretax Net Diluted

Income/(Loss) Income (Loss) Income/(Loss) EPS

As Reported ($7.2) ($27.0) ($31.3) ($0.63)

COLI Tax Charge (c) - - 10.4

As Adjusted ($7.2) ($27.0) ($20.9) ($0.42)

Average Diluted Shares 49.4

Profit Summary From Earnings Release

(a) Unaudited

(b) Reflects the restructuring charge for the shutdown of our Indianapolis Brass mill and certain other actions.

(c) Income taxes for the 2002 fourth quarter and year included a provision in connection with the surrender of life insurance policies purchased by us under the Company Owned Life Insurance program.

(d) Reflects the cumulative charge for the adoption of SFAS 143, “Accounting for Asset Retirement Obligations”, which we adopted on January 1, 2003.

Metals Products

Strip and Sheet

Products	End Uses
Copper and Copper Alloy Sheet & Strip (standard / high performance)	Electronic connectors, lead frames, electrical components, communications, automotive, builders' hardware, coinage, ammunition
Network of Metals Service Centers	Electronic connectors, electrical components, communications, automotive, builders' hardware, household products
Posit-bond ® clad metal	Coinage strip & blanks
Rolled copper foil, Copperbond ® foil, stainless steel strip	Printed circuit boards, electrical & electronic, automotive
Copper alloy welded tube	Utility condensers, industrial heat exchangers, refrigeration & air conditioning, builders' hardware, automotive
Fabricated products	Builders' hardware, plumbing, automotive and ammunition components

52

Overview of Brass Strip Processing

Olin is the leader in each of these categories.

Scrap Metal

Virgin Material

Casting

Hot Mill

Coil Miller

Cold Rolling

Annealing/ Cleaning

Slitting

Integrated Mills (60%)

Olin

OAB PMX Revere Hussey Miller Scott Brush Wellman NGK

Imports

Reroll Mills (11%)

Olin

Heyco Wieland Scott Others

Distribution (29%)

Olin (A.J. Oster)

Copper and Brass TW Metals Others

Key Drivers – Brass Strip

Sensitive to Changes in the Economy

Changes in Demand for Specific Sectors Affect Olin Performance:

Automotive Computers Telecommunications Housing

Coinage Market Segment Is Sensitive to Swings in the Economy

Olin Brass Competitive Advantages

Largest Brass Mill in U.S. Provides Economies of Scale Outstanding Manufacturing Capabilities More Patents Than Competitors Largest Distribution Business in U.S. (A.J. Oster) High Performance Alloys and Specialty Products

Indianapolis Shutdown Reduced Cost Base and About 10% of Domestic Strip Capacity

Completed in Mid-February 2003

Brass Strip — Mill Shipment Industry Profile

Base Index Index

Market Segment 2000 2002 2003

Auto Electrical 100 94 90

Computer/Telecom 100 65 53

Electrical 100 78 74

Bldg./Household 100 138 142

Other Transportation 100 36 28

Other Commercial 100 81 69

Coinage 100 40 30

Ammunition 100 106 120

Exports 100 72 69

Distribution 100 75 72

Reroll 100 63 55

Imports – Adjusted 100 64 60

Total 100 71 66

*Olin Estimates based on CDA and U.S. Gov’t Statistics

Chase Industries

Chase

Chase is a Leader in Brass Rod Competitive Advantages

Manufacturing Excellence, Low Cost, High Quality

“Blue Dot” Trademark

Leading Market Share

Customer Service Focus

Leverage to Enhance Long-term Profitability and Return on Investment Chase has New Efficient Facilities, Future Cash Flow Potential Since Capital Already Spent

U.S. Brass Rod End Uses

Exports

Consumer & General

Electrical & Electronic

Transportation

Industrial Machinery & Equip.

Building Products

Demand Drivers

Building Products

Housing Starts

# of Bathrooms – Home

Intensity of Use

Product Innovation

Average Age of Homes

Existing Home Sales

Low Mortgage Rates

Industrial Machinery & Equipment

GDP

Industrial Production

Transportation

US Auto Sales

Class Eight Truck Sales

Consumer & General Products / Electrical & Electronics

CPI

Consumer Spending

Chase Financial Performance

Years Ending December 31

In Millions of Dollars

35 30 25 20 15 10 5 0

1997 1998 1999 2000 2001 2002 2003

Pretax Income

Factors Affecting Chase Brass in 2003

Lower Commercial Construction

Less Capital Spending for Industrial Machinery

Lower Automotive and Truck Sales Housing Remained at Healthy Levels

Key Drivers - Winchester

Supply / Demand Balance

Total U.S. Demand: 4.5 Billion Rounds With Excess U.S. Production Capacity

Non-Economic Factors Primarily Drive Demand Cycle

Political / Regulatory

Political Pressure Shifting From Federal to State/local Level

Competition

Alliant TechSystems (Federal Cartridge Company/CCI) and Remington Arms Company Capacity Overhang and Imports Cause Intense Competition

Winchester Strategy

Leverage Existing Strengths to Grow Sales

Legendary Winchester® Brand Name

Received “Ammunition of the Year” Award For Six Years (1997 –2002) From Shooting Industry Academy of Excellence

Manufacturer of the Year Award from National Association of Sporting Goods Wholesalers in 2002

Continue to Offer a Full Line of Ammunition Products to Selected Market Segments

Non-toxic and Special Purpose Ammunition Are Opportunities

Aggressively Pursue a Low-cost Producer Status

Optimize Supply Chain

Reduce Total Product Cost Through the Use of Technology and Process Improvement Initiatives

Chlor Alkali Products

Chlorine and Caustic Soda Are Co-Products of Salt Electrolysis

The Production of 1 Ton of Chlorine Results in 1.1 Tons of Caustic Soda

Together the Two Chemicals Are Called an Electrochemical Unit “ECU”

Supply / Demand Determine Pricing

Key Drivers – Chlor Alkali

Chlorine/caustic Demand Driven by General Economic Conditions

PVC Is the Largest End-use Market Segment for Chlorine, and Pulp and Paper Is Largest Caustic Market Segment

Manufacturing Cost Heavily Dependent on Energy (Natural Gas)

No North American Chlor Alkali Producers Have Announced “Significant” Net Capacity Additions, It Requires 24-36 Months to Build New Capacity

Reduction of Capacity (~12%) since 2000 Due to Temporary and Permanent Plant Closures

Chlor Alkali Products Competitive Advantages / Strategies

Olin’s Electricity Costs Have Been Relatively Stable Over Time Because We Purchase Electricity From Utilities That Are Primarily Coal, Nuclear and Hydro-Power Based

Olin’s Sunbelt Joint Venture Has Low Manufacturing Costs Due to Membrane Technology and Low Power Costs

Olin’s Southeastern U.S. Plants Are Relatively Close to Their Caustic Customers

Chlor Alkali Products Competitive Advantages / Strategies

Focus on Being the Preferred Supplier to Merchant Chlor Alkali Customers

Continue Our Partnership Philosophy With Our Customers

Continue to Drive Cost Improvements Through Manufacturing and Logistics Optimization

Significant Opportunities to Increase the Value of the Business at Modest Capital Cost

Be a Strong Cash Generator and Value Enhancer to Olin Corporation

Why Olin’s ECU Netbacks Differ from Other Chlor Alkali Producers

Methodologies and Definitions May Differ Among Producers

Degree of Chlorine Integration Across the Producers

Pricing to Customers Can Vary Depending on Customer End Use and Location and Method of Shipment (Pipeline, Railcar, Truck, Barge, Terminal)

Delivered Price – Freight – Sales Incentives = Netback

Contractual Terms: Escalation Provisions, and Duration of Contracts. These Will Change Over Time Due to Market Conditions

Olin’s Chlor Alkali System

Olin Contracts Nearly 100% of Its Chlorine and Caustic Sales

On About Two-Thirds of the Chlorine and Caustic Volumes, Prices Change Quarterly, with a Combination of Formula-based and Negotiated Pricing

Many Contracts Have a One Quarter Lag in Them, Which Delays Price Increases in a Tightening Market, But Helps in a Softening Market

Competitive Forces Dictate Contract Duration and Terms

Manufacturing Cost Structure

“Typical” Gulf Coast Diaphragm Plant

Nat. gas @ $2.00/mmbtu

Steam, less H2

Salt 12%

credit 3%

Fixed Cost 43%

Electric Power 40%

Other Variable 2%

Manufacturing Cost Structure

“Typical” Gulf Coast Diaphragm Plant

Nat. gas @ $5.5/mmbtu

Steam, less H2

Salt 9%

credit 4%

Fixed Cost 30%

Other Variable 1%

Electric Power 56%

Pension Plan

At 12/31/2003, Pension Plan Under-funded by Approximately $400 MM (as measured under SFAS 87) Before Recent $125 MM Pension Contribution.

During 2003, a 24% Gain in Value of Plan Assets Was More Than Offset by Interest Rate Effect In 2002, We Recorded a Pretax Charge of $360 MM ($220 MM After Tax) to Shareholders’ Equity. In 2003, an Additional Pretax Charge of $32 MM ($19.5 MM After Tax)

These Were Non-Cash Charges

Pension Plan (continued)

Based on revised assumptions and estimates taking into account the recently passed Pension Funding Equity Act of 2004, we may make a voluntary contribution to the pension plan in the $40 million pretax range in 2005 and, as a result, no other contributions would be required until 2008.

Expect Annual Pension Expense Could Increase in the $10 MM Per Year Range for Several Years

February 2004 Stock Offering

10 Million Shares of Common Stock Done Overnight on February 3, 2004 Net Proceeds: $178 Million $125 Million Contributed to Pension Plan $53 Million for General Corporate Purposes

Debt Maturities: March 2004 = $17.5 Million; June 2004 = $8.1 Million; June 2005 = $50 Million

Rationale for Stock Issuance

Strengthens Balance Sheet and Increase Financial Flexibility

Companies with Stronger Financial Positions Have Better Multiples

Company Stock Price Was Close to 52-Week High and Reasonably Close to Its Average High Price for the Past 5 Years Market Receptive to Chemical Equity Issuances; Duration of Window Unknown Financial Benefits by Pre-funding Pension Plan

Stock Offering Accretive Up to EPS of $0.90

Assumed Use of Proceeds Proceeds Pretax After Tax EPS

Pension Return 9% 125.0 11.3 6.9 0.69

Debt $17.5 at 6.875% 17.5 1.2 0.7 0.07

Debt $8.1 at 4.5% 8.1 0.3 0.2 0.02

Series A notes at 7.11% 27.4 1.9 1.2 0.12

178.0 14.7 9.0 0.90

All values in $ millions, except EPS

EPS calculated based on 10 million shares issued Assumed 39% tax rate

Key Initiatives Have Increased Olin’s Financial Flexibility

Completed $200 Million Public Senior Note Offering on December 11, 2001 Closed on $140 Million Three-Year Revolving Credit Facility on January 3, 2002 Completed Common Stock Offering on March 11, 2002 Which Raised $56 Million and Lowered Olin’s Debt to Total Capital Ratio IRB Refinancing in March 2002 Provided Additional Borrowing Capability Under the Revolving Credit Agreement Issued 9.8 Million Shares of Common Stock to Acquire Chase in September 2002 In February 2004, issued 10.0 Million Shares of Common Stock to Partially Fund Pension Plan and for General Corporate Purposes Ratings of Baa3/BBB- from Moody’s/S&P

Financial Policies and Objectives

Commitment to Maximizing Total Return to Shareholders (TRS) Over the Long Run Commitment to Lower Cost Structure

Targeted Headcount Reductions

Optimized Manufacturing

Reduced Capital Spending

Commitment to Investment Grade Rating Commitment to Maximizing Return on Capital Continually Evaluate the Sale of Non-core Assets

Olin’s Demonstrated Shareholder Orientation

Compensation System Assures Alignment With Shareholder Interests

Long Term Incentive Plan is 100% Stock Options and Performance Shares

Senior Management Compensation Highly Oriented to Stock Performance

Stock Ownership Guidelines for Senior Management

Board of Directors Substantially Paid in Stock

FORWARD-LOOKING STATEMENTS

This communication includes forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. These statements relate to analyses and other information that are based on management’s beliefs, certain assumptions made by management, forecasts of future results, and current expectations, estimates and projections about the markets and economy in which we and our various segments operate. The statements contained in this communication that are not statements of historical fact may include forward-looking statements that involve a number of risks and uncertainties.

We have used the words “anticipate,” “intend,” “may,” “expect,” “believe,” “should,” “plan,” “will,” “estimate,” and variations of such words and similar expressions in this communication to identify such forward-looking statements. These statements are not guarantees of future performance and involve certain risks, uncertainties and assumptions, which are difficult to predict and many of which are beyond our control. Therefore, actual outcomes and results may differ materially from those matters expressed or implied in such forward-looking statements. We undertake no obligation to update publicly any forward-looking statements, whether as a result of future events, new information or otherwise. Relative to the dividend, the payment of cash dividends is subject to the discretion of our Board of Directors and will be determined in light of then-current conditions, including our earnings, our operations, our financial conditions, our capital requirements and other factors deemed relevant by our Board of Directors. In the future, our Board of Directors may change our dividend policy, including the frequency or amount of any dividend, in light of then-existing conditions.

The risks, uncertainties and assumptions involved in our forward-looking statements, many of which are discussed in more detail in our filings with the SEC, including our Annual Report on Form 10-K for the year ended December 31, 2003, include, but are not limited to, the following:

•	sensitivity to economic, business and market conditions in the United States and overseas, including economic instability or a downturn in the sectors served by us, such as automotive, electronics, coinage, telecommunications, ammunition, housing, vinyls and pulp and paper;

•	extraordinary events, such as additional terrorist attacks or war with one or more countries;

•	continued or additional economic and industry downturns that result in diminished product demand and excess manufacturing capacity in any of our segments and that, in many cases, result in lower selling prices and profits;

•	the cyclical nature of our operating results, particularly declines in average selling prices in the chlor alkali industry and the supply/demand balance for our products, including the impact of excess industry capacity or an imbalance in demand for our chlor alkali products;

•	an increase in our indebtedness or higher-than-expected interest rates, affecting our ability to generate sufficient cash flow for debt service;

•	unforeseen effects of competition, including the migration by United States customers to low-cost foreign locations;

•	costs and other expenditures in excess of those projected for environmental investigation and remediation or other legal proceedings;

•	unexpected litigation outcomes or the impact of changes in laws and regulations;

•	higher-than-expected raw material and utility or transportation and/or logistics costs;

•	the occurrence of unexpected manufacturing interruptions and outages, including those occurring as a result of production hazards;

•	unexpected additional taxes and related interest as the result of pending income tax audits; and

•	the effects of any declines in global equity markets on asset values and any declines in interest rates used to value the liabilities in our pension plan.

All of our forward-looking statements should be considered in light of these factors. In addition, other risks and uncertainties not presently known to us or that we consider immaterial could affect the accuracy of our forward-looking statements.